Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator International Developed Power Buffer ETF™ – November

(the “Fund”)

Supplement To The Fund’s Prospectus
Dated February 27, 2024

October 24, 2024

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately one year. The current Outcome Period for the Fund will end on October 31, 2024, and the Fund will commence a new Outcome Period that will begin on November 1, 2024 and end on October 31, 2025. The Fund’s Cap will not be determined until the start of the new Outcome Period on November 1, 2024. A supplement to the Fund’s prospectus will be filed on October 31, 2024 that will include the actual Cap for the new Outcome Period, which may be higher or lower than the estimated Cap range set forth below. As of October 23, 2024, the expected range of the Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator International Developed Power Buffer ETF™ – November	INOV	11.78% – 15.78% (10.93% – 14.93% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference